Exhibit 99.1

LUMINEX CORPORATION REPORTS THIRD QUARTER 2014 RESULTS

AUSTIN, Texas (October 27, 2014) - Luminex Corporation (NASDAQ:LMNX) today announced financial results for the third quarter ended September 30, 2014. Financial and operating highlights include the following:

•	Consolidated revenue of $56.7 million, a 12 percent increase over the third quarter of 2013.

•
Assay revenue of $22.1 million, a 37 percent increase over the third quarter of 2013. Infectious disease assay sales comprised approximately 65 percent of total assay sales, with genetic testing assays representing 35 percent.

•	Royalty revenue of $9.7 million, an 8 percent increase over the third quarter of 2013.

•	Shipments of 269 multiplexing analyzers, which included 115 LX systems, 122 MAGPIX systems, and 32 FLEXMAP 3D Systems.

•	GAAP net income was $5.6 million, or $0.13 per diluted share. This compares to a GAAP net income of $796,000, or $0.02 per diluted share for the third quarter of 2013.

•	Non-GAAP net income was $11.5 million or $0.27 per diluted share, which compares with $2.3 million, or $0.06 per diluted share in the third quarter of 2013. (see Non-GAAP reconciliation)

•	Received FDA Clearance to add 3 new clinical targets and additional sample type for use with xTAG® Gastrointestinal Pathogen Panel (GPP).

“We completed a strong quarter, driven primarily by growth in assay revenues that was well-balanced across our major product categories,” said Harriss T. Currie, Senior Vice President and Chief Financial Officer. “This resulted in improved results at the net profit line. Cash flow also was positive for the quarter notwithstanding substantial capital investments in our innovative pipeline.”

“With the recent appointment of Nachum ‘Homi’ Shamir as President and CEO, we believe we are well positioned to continue executing our vision to deliver innovative diagnostic solutions to simplify and speed the delivery of health care. As we prepare for the launch of several key pipeline products in the near future, we are very pleased to have a talented and accomplished executive to lead the Company into the next stage of growth,” said Wally Loewenbaum, Chairman of the Company.

“I am excited to join Luminex at this pivotal time in the Company’s history. As I conduct my strategic and operational review, I am gaining greater insights into the business and look forward to contributing to the Company’s record of market leadership and strong financial performance. With its history of innovation, its talented, dedicated workforce, and a compelling pipeline of highly differentiated products, I believe Luminex is uniquely positioned to successfully execute in the very competitive healthcare marketplace and deliver maximum value to our stakeholders,” said Homi Shamir, President and CEO of Luminex.

REVENUE SUMMARY
(in thousands, except percentages)

	Three Months Ended
	September 30,		Variance
	2014	2013	($)	(%)
	(unaudited)

System sales	$7,624	$7,568	$56	1%
Consumable sales	12,124	12,837	(713)	(6)%
Royalty revenue	9,690	8,996	694	8%
Assay revenue	22,056	16,115	5,941	37%
All other revenue	5,190	5,264	(74)	(1)%
	$56,684	$50,780	$5,904	12%

	Nine Months Ended
	September 30,		Variance
	2014	2013	($)	(%)
	(unaudited)

System sales	$22,328	$21,772	$556	3%
Consumable sales	37,521	36,484	1,037	3%
Royalty revenue	29,215	27,683	1,532	6%
Assay revenue	63,602	56,138	7,464	13%
All other revenue	16,211	16,190	21	—%
	$168,877	$158,267	$10,610	7%

LUMINEX CORPORATION
REPORTABLE SEGMENT HIGHLIGHTS
(in thousands, except percentages)

	Three Months Ended
	September 30,		Variance
	2014	2013	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	$32,645	$33,335	$(690)	(2)%
Assays and related products	24,039	17,445	6,594	38%
Total Revenue	56,684	50,780	5,904	12%

Operating income (loss)
Technology and strategic partnerships	8,792	9,293	(501)	(5)%
Assays and related products	(3,796)	(13,487)	9,691	72%
Total Operating income	4,996	(4,194)	9,190	219%

	Nine Months Ended
	September 30,		Variance
	2014	2013	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	98,094	96,352	$1,742	2%
Assays and related products	70,783	61,915	8,868	14%
Total Revenue	168,877	158,267	10,610	7%

Operating income (loss)
Technology and strategic partnerships	27,348	23,368	3,980	17%
Assays and related products	(9,396)	(24,073)	14,677	61%
Total Operating income	17,952	(705)	18,657	2,646%

FINANCIAL OUTLOOK AND GUIDANCE

The Company has revised its 2014 annual revenue guidance to a range of between $225 and $228 million from $225 and $240 million.

CONFERENCE CALL

Management will host a conference call to discuss the operating highlights and financial results for the third quarter ended September 30, 2014, at 4:00 p.m. CDT/5:00 p.m. EDT, Monday, October 27, 2014. The conference call will be webcast live and will be accompanied by a slide presentation, both of which may be accessed at Luminex Corporation’s website at http://www.luminexcorp.com. Simply log on to the web at the address above, go to the Company section and access the Investor Relations link. Please go to the website at least 15 minutes prior to the call to register, download and install any necessary audio/video software. If you are unable to participate during the live webcast, the call and slides will be archived for six months on the website using the ‘replay’ link.

Luminex develops, manufactures and markets proprietary biological testing technologies with applications throughout the life sciences industry. The Company’s xMAP system is an open-architecture, multi-analyte technology platform that delivers fast, accurate and cost-effective bioassay results to markets as diverse as pharmaceutical drug discovery, clinical diagnostics and biomedical research, including the genomics and proteomics research markets. The Company’s

xMAP technology is sold worldwide and is in use in leading research laboratories as well as major pharmaceutical, diagnostic and biotechnology companies. Further information on Luminex or xMAP can be obtained on the Internet at http://www.luminexcorp.com.

Statements made in this release that express Luminex’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. Forward-looking statements in this release include statements regarding: growth in our partner business, including systems, consumables and royalties; the development progress of our pipeline products, including ARIES systems and assay menu and NxTAG technology, market acceptance of our genetic and infectious disease products, regulatory clearance of our products; the ability of our executives to execute our vision to launch our pipeline products and drive Company growth, market leadership and financial performance; the ability to execute in the marketplace and of our investment in current initiatives and new products to drive long-term value for our shareholders; and projected 2014 revenue. The words "believe," "expect," "intend," "estimate," "anticipate," "will," "could," "should" and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company’s actual results or performance could differ materially from those anticipated or projected in such forward-looking statements. Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, market demand and acceptance of Luminex’s products and technology, the Company’s dependence on strategic partners for development, commercialization and distribution of products, concentration of the Company’s revenue in a limited number of strategic partners, fluctuations in quarterly results due to a lengthy and unpredictable sales cycle and bulk purchases of consumables, our ability to sell products directly to end users, our ability to launch products on time that satisfy market needs with products that we sell, Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels, potential shortages of components, competition, the timing and process of regulatory approvals, the implementation, including any modification, of the Company’s strategic operating plans, the uncertainty regarding the outcome or expense of any litigation brought against Luminex, risks relating to Luminex’s foreign operations, risks and uncertainties associated with implementing our acquisition strategy and the ability to integrate acquired companies, or selected assets into our consolidated business operations, including the ability to recognize the benefits of our acquisitions, as well as the risks discussed under the heading "Risk Factors" in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements, including the financial guidance and 2014 outlook, contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

LUMINEX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2014	2013
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$89,123	$67,924
Short-term investments	—	4,517
Accounts receivable, net	27,354	30,948
Inventories, net	33,129	30,487
Deferred income taxes	8,169	7,265
Prepaids and other	5,293	5,229
Total current assets	163,068	146,370
Property and equipment, net	37,096	32,793
Intangible assets, net	57,346	60,295
Deferred income taxes	11,913	11,913
Long-term investments	7,975	—
Goodwill	49,619	50,738
Other	3,495	3,937
Total assets	$330,512	$306,046
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,138	$10,698
Accrued liabilities	13,066	11,624
Deferred revenue	5,079	4,980
Current portion of long term debt	—	1,194
Total current liabilities	28,283	28,496
Long-term debt	—	463
Deferred revenue	2,436	2,482
Other	4,924	4,985
Total liabilities	35,643	36,426
Stockholders' equity:
Common stock	42	41
Additional paid-in capital	306,766	296,931
Accumulated other comprehensive (loss) income	(409)	419
Accumulated deficit	(11,530)	(27,771)
Total stockholders' equity	294,869	269,620
Total liabilities and stockholders' equity	$330,512	$306,046

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)

Revenue	$56,684	$50,780	$168,877	$158,267
Cost of revenue	17,674	19,999	51,766	51,472
Gross profit	39,010	30,781	117,111	106,795
Operating expenses:
Research and development	10,327	10,346	32,719	34,852
Selling, general and administrative	21,423	21,466	61,838	67,429
Amortization of acquired intangible assets	964	1,021	2,949	3,077
Restructuring costs	1,300	2,142	1,653	2,142
Total operating expenses	34,014	34,975	99,159	107,500
Income (loss) from operations	4,996	(4,194)	17,952	(705)
Interest expense from long-term debt	—	(16)	(6)	(67)
Other expense, net	(15)	6,638	(35)	6,730
Income before income taxes	4,981	2,428	17,911	5,958
Income tax benefit (expense)	569	(1,632)	(1,670)	(3,978)
Net income	$5,550	$796	$16,241	$1,980

Net income per share, basic	$0.13	$0.02	$0.39	$0.05
Shares used in computing net income per share, basic	41,714	40,752	41,496	40,712

Net income per share, diluted	$0.13	$0.02	$0.39	$0.05
Shares used in computing net income per share, diluted	42,381	41,919	42,127	41,771

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income	$5,550	$796	$16,241	$1,980
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,400	3,994	10,935	11,747
Stock-based compensation	2,622	1,889	7,052	6,733
Deferred income tax (benefit) expense	(3,568)	1,989	(1,048)	3,415
Excess income tax (benefit) expense from employee stock-based awards	(1,315)	(15)	(1,315)	274
Loss (gain) on disposal of assets	48	(5,388)	231	(5,305)
Non-cash restructuring charges	1,192	3,695	2,388	3,695
Other	(28)	(34)	(360)	(1,115)
Changes in operating assets and liabilities:
Accounts receivable, net	203	1,384	3,742	3,076
Inventories, net	(1,943)	1,769	(3,465)	(1,914)
Other assets	(829)	(415)	(792)	(2,058)
Accounts payable	1,227	2,215	(878)	(718)
Accrued liabilities	4,922	(1,184)	407	(2,727)
Deferred revenue	46	439	53	409
Net cash provided by operating activities	11,527	11,134	33,191	17,492
Cash flows from investing activities:
Purchases of available-for-sale securities	(8,000)	(2,997)	(10,996)	(8,489)
Sales and maturities of available-for-sale securities	2,996	2,996	7,509	19,632
Purchase of property and equipment	(5,540)	(6,914)	(11,795)	(15,136)
Proceeds from sale of assets	5	9,533	44	9,564
Acquired technology rights	—	—	(64)	(930)
Net cash (used in) provided by investing activities	(10,539)	2,618	(15,302)	4,641
Cash flows from financing activities:
Payments on debt	—	—	(1,621)	(1,105)
Proceeds from employee stock plans and issuance of common stock	327	5,973	3,807	7,891
Payments for stock repurchases	—	—	—	(14,343)
Excess income tax benefit (expense) from employee stock-based awards	1,315	15	1,315	(274)
Net cash provided by (used in) financing activities	1,642	5,988	3,501	(7,831)
Effect of foreign currency exchange rate on cash	(217)	(49)	(191)	78
Change in cash and cash equivalents	2,413	19,691	21,199	14,380
Cash and cash equivalents, beginning of period	86,710	37,478	67,924	42,789
Cash and cash equivalents, end of period	$89,123	$57,169	$89,123	$57,169

LUMINEX CORPORATION
NON-GAAP RECONCILIATION
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)

Income from operations	$4,996	$(4,194)	$17,952	$(705)

Stock-based compensation	2,622	1,889	7,052	6,733
Amortization of acquired intangible assets	964	1,021	2,949	3,077
Costs associated with legal proceedings	1,028	105	2,628	358
Resolution of molecular diagnostic distribution agreements	—	—	—	7,000
Severance costs	942	216	987	1,031
Restructuring costs	1,332	4,343	2,652	4,343

Adjusted income from operations	$11,884	$3,380	$34,220	$21,837

Interest expense from long-term debt	—	(16)	(6)	(67)
Other income, net	(15)	6,638	(35)	6,730
Gain on sale of cost method equity investment	—	(5,452)	—	(5,452)
Contingent consideration adjustments	—	(1,220)	—	(1,370)
Income tax benefit (expense)	569	(1,632)	(1,670)	(3,978)
Income tax effect of above adjusting items	(941)	637	(1,649)	(376)
Income tax benefit from intercompany debt cancellation	—	—	(994)	—

Adjusted net income	$11,497	$2,335	$29,866	$17,324

Adjusted net income per share, basic	$0.28	$0.06	$0.72	$0.43

Shares used in computing adjusted net income per share, basic	41,714	40,752	41,496	40,712

Adjusted net income per share, diluted	$0.27	$0.06	$0.71	$0.41

Shares used in computing adjusted net income per share, diluted	42,381	41,919	42,127	41,771

The Company makes reference in this release to “non-GAAP operating income” and “non-GAAP net income” which excludes stock-based compensation expense, amortization of acquired intangible assets and the impact of costs associated with legal proceedings, which are unpredictable and can vary significantly from period to period, including costs associated with the ENZO Life Sciences, Inc. and Irori Technologies, Inc. complaints, discussed in the Legal Proceedings section of our previously filed 10-K and 10-Qs filed year-to-date and certain other recurring and non-recurring expenses. The Company believes that excluding these items and their related tax effects from its financial results reflects operating results that are more indicative of the Company’s ongoing operating performance while improving comparability to prior periods, and, as such may provide investors with an enhanced understanding of the Company’s past financial performance and prospects for the future. In addition, the Company’s management uses such non-GAAP measures internally to evaluate and assess its core operations and to make ongoing operating decisions. This information is not intended to be considered in isolation or as a substitute for income from operations, net income, net income per share or expense information prepared in accordance with GAAP.